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                                                                    EXHIBIT 10.2

                         LIBBEY INC. GUARANTY AGREEMENT

      THIS GUARANTY AGREEMENT (as amended, revised, modified, supplemented or amended and restated from time to time, this "Guaranty") is entered into as of June 24, 2004 by LIBBEY INC., a Delaware corporation (the "Guarantor"), in favor of BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as hereinafter defined), and the GUARANTEED CREDITORS (as defined on Exhibit B attached hereto). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such term by the Credit Agreement (as defined below).

                                   WITNESSETH:

      WHEREAS, Libbey Glass Inc., a Delaware corporation (the "US Borrower"), Libbey Europe B.V., a company organized and existing under the laws of the Netherlands (the "Dutch Borrower", and together with the US Borrower, collectively the "Borrowers"), the financial institutions named therein (the "Lenders"), The Bank of New York, as syndication agent, and Bank of America, N.A., as administrative agent (the "Administrative Agent"), have entered into a certain Credit Agreement dated as of the date hereof (as from time to time amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

      WHEREAS, the Guarantor owns, directly or indirectly, 100% of the issued and outstanding capital stock of the US Borrower and will receive substantial and direct benefits from the extensions of credit contemplated by the Credit Agreement and is entering into this Guaranty to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and extend credit to the Borrowers thereunder and to induce the other Guaranteed Creditors (as defined on Exhibit B attached hereto) to extend Related Credit Arrangements (as defined on Exhibit B attached hereto) to the Borrowers or any other Loan Party; and

      WHEREAS, the execution and delivery of this Guaranty is a condition precedent to the obligation of the Lenders to extend credit to the Borrowers pursuant to the Credit Agreement;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration contained herein, the Guarantor hereby agrees as follows:

      1.    THE GUARANTY.

            (a) The Guarantor hereby absolutely, continually, irrevocably and unconditionally guarantees prompt, full and complete payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of (i)(x) the principal of and interest on the Loans made by the Lenders to, and any Notes held by the Lenders of, the Borrowers, or either of them as applicable, and (y) all other amounts from time to time owing to the Lenders, the Administrative Agent or any indemnified party by any Loan Party under the Credit Agreement, the Notes or the other Loan Documents, including without limitation all "Obligations" (as defined in the Credit Agreement), and (ii) principal, interest, fees, settlement or

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termination values, and all other amounts from time to time owing to any
Guaranteed Creditor in respect of any Related Credit Arrangements, in each case whether direct or indirect, absolute or contingent, now existing or hereafter arising (collectively, the "Guaranteed Debt"). The Guarantor's obligations under this Guaranty are collectively referred to as the "Guarantor's Obligations". This is a guaranty of payment, not a guaranty of collection.

            (b) If there shall occur a default in payment or performance of any of the Guaranteed Debt, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorney costs), settlement or termination value, or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement or any Related Credit Arrangement, by acceleration, termination or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then the Guarantor will, upon demand thereof by the Administrative Agent or, subject to Section 1(m) hereof, any Guaranteed Creditor, fully pay to the Administrative Agent, for the benefit of the Lenders, or such Guaranteed Creditor, as applicable, an amount equal to all the applicable Guaranteed Debt then due and owing.

            (c) All payments by the Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes other than Excluded Taxes. In the event that the Guarantor or any Guaranteed Creditor is required by law to make any such non-excluded deduction or withholding (as a result of any change after the date hereof in any requirement for a deduction or withholding), the Guarantor agrees to pay on behalf of such Guaranteed Creditor such amount directly to the appropriate person or entity, or if the Guarantor cannot legally comply with the foregoing, the Guarantor shall pay to such Guaranteed Creditor such additional amounts as will result in the receipt by such Person of the full amount payable hereunder. The Guarantor shall be entitled to refunds of amounts paid pursuant hereto to the extent permitted by
Section 3.01(e) of the Credit Agreement. The Guarantor shall promptly provide such Guaranteed Creditor with evidence of payment of any such amount made on such Person's behalf.

            (d) The Guarantor waives notice of the acceptance of this Guaranty and of the extension or incurrence of the Guaranteed Debt or any part thereof. The Guarantor further waives all setoffs and counterclaims and presentment, protest, notice (other than notices specifically required in the Loan Documents), filing of claims with a court in the event of receivership, bankruptcy or reorganization of the Borrowers, or either of them as applicable, demand or action on delinquency in respect of the Guaranteed Debt or any part thereof, including any right to require any Guaranteed Creditor to sue the Borrowers, or either of them as applicable, any other guarantor or any other Person obligated with respect to the Guaranteed Debt or any part thereof, or otherwise to enforce payment thereof against any collateral securing the Guaranteed Debt or any part thereof.

      The Guarantor hereby guarantees that the Guarantor's Obligations will be paid in Dollars (except to the extent that any Obligation is required to be paid in euro, the Guarantor shall pay such Obligation in euro) in same day funds at the Administrative Agent's Office, on behalf of the applicable Guaranteed Creditor, or with respect to demands permitted to be made directly by any Guaranteed Creditor hereunder, at the applicable office of such Guaranteed Creditor, as the case

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may be, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Debt, or the rights of the Guaranteed Creditors with respect thereto as against any Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Loan Party of any or all of the Guaranteed Debt. Payment obligations under this Guaranty shall not be discharged by an amount paid in any currency other than Dollars or euro, as the case may be, whether pursuant to judgment or otherwise. To the extent that a judgment is given in respect of any amount due hereunder in currency other than the currency in which the obligation subject to the judgment was originally denominated, the provisions of Section 8.04 of the Credit Agreement shall apply.

            (e) The Guarantor hereby agrees that, to the fullest extent permitted by law, its obligations hereunder shall be continuing, absolute and unconditional under any and all circumstances and not subject to any reduction, limitation, impairment, termination, defense (other than irrevocable payment in full of the Guaranteed Debt), setoff, counterclaim or recoupment whatsoever (all of which are hereby expressly waived by it to the fullest extent permitted by law), whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise. The validity and enforceability of this Guaranty shall not be impaired or affected by any of the following to the extent permitted by law: (i) any extension, amendment, modification or renewal of, or indulgence with respect to, or substitution for, the Guaranteed Debt or any part thereof or any agreement relating thereto at any time; (ii) any failure or omission to perfect or maintain any lien on, or preserve rights to, any security or collateral or to enforce any right, power or remedy with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto, or any collateral securing the Guaranteed Debt or any part thereof; (iii) any waiver of any right, power or remedy or of any default with respect to the Guaranteed Debt or any part thereof or any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (iv) any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Debt or any part thereof, any other guaranties with respect to the Guaranteed Debt or any part thereof, or any other obligations of any person or entity with respect to the Guaranteed Debt or any part thereof; (v) the enforceability or validity of the Guaranteed Debt or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Debt or any part thereof; (vi) the application of payments received from any source (other than the Guarantor) to the payment of indebtedness other than the Guaranteed Debt, any part thereof or amounts that are not covered by this Guaranty even though the Guaranteed Creditors might lawfully have elected to apply such payments to any part or all of the Guaranteed Debt or to amounts that are not covered by this Guaranty; (vii) any change of ownership of any Loan Party or the insolvency, bankruptcy or any other change in the legal status of any Loan Party; (viii) any change in, or the imposition of, any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity, enforceability or the payment when due of the Guaranteed Debt; (ix) the failure of any Loan Party to maintain in full force, validity or effect or to obtain or renew when required all governmental and other approvals, licenses or consents required in connection with the Guaranteed Debt or this Guaranty, or to take any other action required in connection with the performance of all obligations pursuant to the Guaranteed Debt or this Guaranty; (x) the existence of any claim, setoff or other rights which the Guarantor may have at any time against any Loan Party, any other guarantor in connection herewith or with any unrelated transaction or

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any other Person in connection herewith; (xi) the Guaranteed Creditors'
election, in any case or proceeding instituted under chapter 11 of the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code or any comparable provision applicable to the Dutch Borrower or its assets or operations under any applicable Debtor Relief Laws;
(xii) any borrowing, use of cash collateral, or grant of a security interest by any Loan Party as debtor in possession, under Section 363 or 364 of the United States Bankruptcy Code or any comparable provision applicable to the Dutch Borrower or its assets or operations under any applicable Debtor Relief Laws;
(xiii) the disallowance of all or any portion of any of the Guaranteed Creditors' claims for repayment of the Guaranteed Debt under Section 502 or 506 of the United States Bankruptcy Code or any comparable provision applicable to the Dutch Borrower or its assets or operations under any applicable Debtor Relief Laws; or (xiv) any other fact or circumstance which might otherwise constitute grounds at law or equity for the discharge or release of the Guarantor from its obligations hereunder (other than irrevocable payment in full of the Guaranteed Debt), in each case above, all whether or not the Guarantor shall have had notice or knowledge of any act or omission referred to in the foregoing clauses (i) through (xiv) of this paragraph. It is agreed that the Guarantor's liability hereunder is independent of any other guaranties or other similar obligations at any time in effect with respect to the Guaranteed Debt or any part thereof and that the Guarantor's liability hereunder may be enforced regardless of the existence, validity, enforcement or non-enforcement of any such other guaranties or other obligations or any provision of any applicable law or regulation purporting to prohibit payment by any Loan Party of the Guaranteed Debt in the manner agreed upon among the Guaranteed Creditors and such Loan Party.

            (f) Credit may be granted or continued from time to time by the Guaranteed Creditors to the Borrowers, or either of them as applicable, without notice to or authorization from the Guarantor regardless of any Loan Party's financial or other condition at the time of any such grant or continuation. No Guaranteed Creditor shall have an obligation to disclose or discuss with the Guarantor its assessment of the financial condition of any Loan Party.

            (g) Until (but only upon) the irrevocable payment in full of the Guaranteed Debt and the termination of all commitments of the Lenders to make Credit Extensions and all commitments of any other Guaranteed Creditors to make Related Credit Arrangements which could give rise to any Guaranteed Debt, (i) the Guarantor shall have no right of subrogation, contribution or similar rights with respect to the Guaranteed Debt, (ii) the Guarantor hereby waives any right to enforce any remedy which any Guaranteed Creditor now has or may hereafter have against the Borrowers, or either of them as applicable, any endorser or any other guarantor of all or any part of the Guaranteed Debt, and (iii) the Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to any Guaranteed Creditor to secure payment of the Guaranteed Debt or any part thereof or any other liability of the Borrowers, or either of them as applicable, to any Guaranteed Creditor. If any amounts are paid to the Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Lenders or such other Guaranteed Creditor, as applicable, and shall forthwith be paid by the Guarantor to the Administrative Agent for the benefit of the Lenders or such other Guaranteed Creditor, as applicable, for application to the Guaranteed Debt, if any, then due and owing.

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            (h) Except as specifically otherwise provided in the Loan Documents, the Guarantor authorizes each Guaranteed Creditor to take any action or exercise any remedy in good faith with respect to any collateral from time to time securing the Guaranteed Debt, which the Guaranteed Creditors in their sole discretion shall determine, without notice to the Guarantor.

            (i) In the event the Guaranteed Creditors in their sole discretion elect to give notice of any action with respect to any collateral securing the Guaranteed Debt or any part thereof, ten days' written notice mailed to the Guarantor by ordinary mail at its address referred to in Section 4 shall be deemed reasonable notice of any matters contained in such notice. The Guarantor consents and agrees that no Guaranteed Creditor shall be under any obligation to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guaranteed Debt.

            (j) In the event that acceleration of the time for payment of any of the Guaranteed Debt is stayed upon the insolvency, bankruptcy or reorganization of any Loan Party all such amounts shall nonetheless be payable by the Guarantor during the continuance of an Event of Default forthwith upon demand by the Administrative Agent or such other Guaranteed Creditor. The Guarantor further agrees that, to the extent that any Loan Party makes a payment or payments to any of the Guaranteed Creditors on the Guaranteed Debt, or any Guaranteed Creditor receives any proceeds of collateral or any other guaranty securing the Guaranteed Debt, which payment or receipt of proceeds or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be returned or repaid to any Loan Party, its estate, trustee, receiver, debtor in possession or any other party, including, without limitation, the Guarantor, under any insolvency or bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment, return or repayment, the Guaranteed Debt or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date when such initial payment, reduction or satisfaction occurred as if such payment, reduction or satisfaction had never occurred.

            (k) No delay on the part of any Guaranteed Creditor in the exercise of any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise by any Guaranteed Creditor of any right, power or remedy shall preclude any further exercise thereof; nor shall any amendment, supplement, modification or waiver of any of the terms or provisions of this Guaranty be binding upon the Guaranteed Creditors, except as set forth in
Section 10.01 of the Credit Agreement or as otherwise expressly set forth in a writing duly signed and delivered on the Lenders' behalf by the Administrative Agent with the consent of the Required Lenders or all of the Lenders, as the case may be, in each case as required by Section 10.01 of the Credit Agreement. The failure by the Guaranteed Creditors at any time or times hereafter to require strict performance by any Loan Party of any of the provisions, warranties, terms and conditions contained in any promissory note, pledge agreement, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed pursuant to the terms of, or in connection with, any Guaranteed Debt by any Loan Party or the Guarantor and delivered to any Guaranteed Creditor shall not waive, affect or diminish any right of any Guaranteed Creditor at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been waived by any act or knowledge of the Guaranteed Creditors, their agents, officers or employees, unless such waiver is contained in an instrument in writing duly signed and delivered (x) with respect to the Guaranteed Debt described in Section

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1(a)(i) hereof, on the Required Lenders' behalf by the Administrative Agent and
(y) with respect to the Guaranteed Debt described in Section 1(a)(ii) hereof, by the Guaranteed Creditor party to such Related Credit Arrangements. No waiver by any Guaranteed Creditor of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any Guaranteed Creditor permitted hereunder shall in any way affect or impair any Guaranteed Creditor's rights or powers, or the obligations of the Guarantor under this Guaranty. The remedies herein are cumulative and not exclusive of any other remedies available to the Guaranteed Creditors at law or in equity. Any determination by a court of competent jurisdiction of the amount of any Guaranteed Debt owing by the Borrowers, or either of them as applicable, to the Guaranteed Creditors shall be conclusive and binding on the Guarantor irrespective of whether the Guarantor was a party to the suit or action in which such determination was made.

            (l) Notwithstanding any reference herein to any collateral securing any of the Guaranteed Debt, it is acknowledged that, on the date hereof, neither the Guarantor nor any other Loan Party has granted, or has any obligation to grant, any security interest in or other lien on any of its property as security for the Guaranteed Debt other than such obligations as the US Borrower may have to "Cash Collateralize" L/C Obligations as and to the extent expressly provided in the Credit Agreement.

            (m) Notwithstanding any other provision contained in this Guaranty,
(i) until the Facility Termination Date, from and after the occurrence and during the continuance of any Event of Default, no Guaranteed Creditor shall be entitled, except as expressly provided in the Credit Agreement, to institute any action to enforce any right, power or remedy hereunder against the Guarantor in respect of Guaranteed Debt arising under the Loan Documents, except by virtue of the enforcement of the provisions hereof by the Administrative Agent on behalf of such Guaranteed Creditors as provided herein and in the Credit Agreement and otherwise available under applicable Laws, (ii) each Guaranteed Creditor, by its execution of the Credit Agreement (or an Assignment and Assumption Agreement), or by its acceptance (whether or not as a Lender) of any benefits hereunder (including entering into any Related Credit Arrangements in reliance on the terms hereof) (x) agrees (1) that it shall not have, prior to the Facility Termination Date, any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantor's Obligations relating to Guaranteed Debt described in
Section 1(a)(i) hereof (including the release or modification of the Guarantor's Obligations or security therefor) other than in any capacity it may have as a Lender and only to the extent expressly provided in the Loan Documents, and (2) that any action it may take or fail to take as a Guaranteed Creditor in respect of Guaranteed Debt described in Section 1(a)(ii) hereof shall not impair or otherwise affect the rights, powers and privileges of the Administrative Agent or any other Guaranteed Creditor to enforce the terms hereof and of the other Loan Documents in respect of all other Guaranteed Debt, and (y) acknowledges and accepts the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Guaranteed Creditor (including without limitation at all times after the occurrence of the Facility Termination Date if at any such time it then remains a Guaranteed Creditor), the Administrative Agent and its Related Parties shall be entitled to all the rights, benefits and immunities conferred under
Article IX of the Credit Agreement, and (iii) following the occurrence of the Facility Termination Date, the provisions of this Guaranty shall be deemed to run severally to and for the benefit of each

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remaining Guaranteed Creditor, with the effect and to the same extent as if the
Guarantor had entered into this Guaranty separately with each such remaining Guaranteed Creditor, such that (x) the terms hereof may be modified by and between the Guarantor and any such Guaranteed Creditor without affecting the terms hereof as may then be in effect as between the Guarantor and any other Guaranteed Creditor, (y) no action, omission or other event or circumstance arising between or affecting the relative rights and duties of the Guarantor and any such Guaranteed Creditor shall affect the relative rights and duties of the Guarantor and any other Guaranteed Creditor, and (z) each remaining Guaranteed Creditor shall have the right, power and authority to enforce the terms hereof for its benefit in its own name in such manner as may be permitted by the terms hereof or otherwise by applicable Laws. For purposes hereof, "Facility Termination Date" means the date as of which all of the following shall have occurred: (A) the Borrowers shall have permanently terminated the credit facilities under the Loan Documents by final payment in full of all Outstanding Amounts, together with all accrued and unpaid interest and fees thereon, other than (i) the undrawn portion of Letters of Credit and (ii) all letter of credit fees relating thereto accruing after such date (which fees shall be payable solely for the account of the L/C Issuer and shall be computed (based on interest rates and the Applicable Rate then in effect) on such undrawn amounts to the respective expiry dates of the Letters of Credit), in each case as have been fully Cash Collateralized, or as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made; (B) all Commitments shall have terminated or expired; and (C) the Borrowers and each other Loan Party shall have fully, finally and irrevocably paid and satisfied in full all of their respective obligations and liabilities arising under the Loan Documents (except for future obligations consisting of continuing indemnities and other contingent Obligations of the Borrowers or any Loan Party that may be owing to any Person pursuant to the Loan Documents and expressly survive termination of the Credit Agreement or any other Loan Document). The Guarantor acknowledges and agrees to the forgoing provisions of this Section 1(m).

      2.    REPRESENTATIONS AND WARRANTIES.

      The Guarantor hereby represents and warrants to the Administrative Agent, the Lenders and the other Guaranteed Creditors that:

            (a) Existence, Qualification and Power; Compliance with Laws. The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, (ii) has all requisite power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under this Guaranty, (iii) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (iv) is in compliance with all Laws, except in each case referred to in clause (ii), clause
(iii) or this clause (iv), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

            (b) Authorization; No Contravention. The execution, delivery and performance by the Guarantor of this Guaranty has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Guarantor's Organization Documents, (ii) conflict with or result in any breach or

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contravention of, or the creation of any Lien under, any material Contractual
Obligation to which the Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which the Guarantor or its property is subject, except as would not have a Material Adverse Effect, or (iii) violate any Law, except as would not have a Material Adverse Effect.

            (c) Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Guarantor of this Guaranty except for any of such of the foregoing as may be required in connection with the exercise of remedies under the Loan Documents.

            (d) Binding Effect. This Guaranty has been duly executed and delivered by the Guarantor. This Guaranty constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally which may be in effect and to general principles of equity.

            (e) Other. The representations and warranties of the US Borrower set forth in Sections 5.06, 5.07, 5.08, 5.09, 5.10, 5.11, 5.12, 5.15 and 5.16 of the
Credit Agreement are true and correct insofar as they relate to the Guarantor.

      The Guarantor agrees that all of the foregoing representations and warranties in paragraphs (a) through (e) above shall be deemed to have been made by the Guarantor on the date hereof and, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, on the date of each Credit Extension on and as of the date of such Credit Extension.

      3.    COVENANTS.

            (a) The Guarantor hereby agrees that until all Guaranteed Debt described in Section 1(a)(i) has been paid in full and any and all documents relating thereto have been terminated, it shall comply with the covenants of the US Borrower set forth in Sections 6.04 through 6.14, inclusive (except for Section 6.12), of the Credit Agreement as if it were the US Borrower, the terms of such sections being incorporated herein by reference.

            (b) The Guarantor hereby agrees that until all Guaranteed Debt described in Section 1(a)(i) has been paid in full and any and all documents relating thereto have been terminated, it shall comply with the covenants of the US Borrower set forth in Sections 7.01 through 7.13, inclusive, of the Credit Agreement as if it were the US Borrower; provided, however, that notwithstanding the foregoing:

                  (i) the Guarantor may make and hold:

                        (A) Investments in the US Borrower;

                        (B) the Investment in Libbey Foreign Sales Corporation
                  in existence on the date hereof;

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                        (C) Investments in Intermediate Holdco (as defined
                  below); and

                        (D) Investments consisting of loans to Restricted
                  Subsidiaries;

                  (ii) the Guarantor may create, incur and permit to exist (A)
            Indebtedness consisting of loans to the Guarantor disclosed on the date hereof on Schedule 7.02 of the Credit Agreement, and (B) loans by the Borrowers, or either of them as applicable, to the Guarantor permitted pursuant to Section 7.02(j) of the Credit Agreement;

                  (iii) (A) the Guarantor may merge with another Person so long as the Guarantor shall be the continuing or surviving Person and no Default or Event of Default would result therefrom and (B) the Guarantor may transfer all or substantially all of its assets to a direct wholly-owned Subsidiary of the Guarantor ("Intermediate Holdco") so long as such Subsidiary becomes a guarantor pursuant to documentation reasonably satisfactory to the Administrative Agent;

                  (iv) the Guarantor may make the Dispositions referred to in clause b(iii) above and may make Dispositions consisting of Restricted Payments permitted pursuant to Section (3)(b)(v) below;

                  (v) the Guarantor may make one or more Restricted Payments at the times and to the extent that the US Borrower could make a Restricted Payment in the same aggregate amount pursuant to Section
            7.07 of the Credit Agreement; provided that the amount of a Restricted Payment made by Holdings with the proceeds of a Restricted Payment made to Holdings by the US Borrower shall not count (a second time) against the basket set forth in Section 7.07(d) of the Credit Agreement;

                  (vi) the Guarantor may enter into transactions with the US
            Borrower to the same extent as the US Borrower is permitted to enter into transactions with the Guarantor as contemplated by Section 7.10 of the Credit Agreement; and

                  (vii) the Guarantor may create, incur and permit to exist
            Guaranty Obligations of the Guarantor consisting of a guarantee by the Guarantor of obligations of a Restricted Subsidiary or of the US Borrower under any agreement not otherwise prohibited by the Credit Agreement.

In applying the provisions of the Credit Agreement with respect to the Guarantor pursuant to this Section 3, except as set forth above those provisions shall be applied, mutatis mutandis, to the Guarantor as if it were the US Borrower. For example, notwithstanding the fact that the term "Acquisition" contemplates ownership of the acquired business only by the US Borrower or a Restricted Subsidiary, the Guarantor would be permitted, by virtue of Section 7.02(i) of the Credit Agreement, to make an Acquisition which results in the Guarantor owning the acquired business if the US Borrower would be permitted pursuant to such Section 7.02(i) of the Credit Agreement to make the same Acquisition for the US Borrower's own account. Similarly, the Guarantor may make a Restricted Payment to one or more of its stockholders if the US Borrower

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could make a Restricted Payment in the same amount at such time to its stockholder, the Guarantor.

            (c) Notwithstanding anything in the foregoing clause b to the contrary, the aggregate amount of Indebtedness in respect of money borrowed (other than such Indebtedness permitted pursuant to Section 3(b)(ii)(A) above) of the Guarantor at any one time outstanding shall not exceed an amount equal to the sum of (i) the aggregate principal amount of Indebtedness or guaranties thereof of the Guarantor currently outstanding, and any refinancings thereof,
(ii) the aggregate principal amount not to exceed $35,000,000 of (A) any incremental increases in the US Borrower's Senior Notes issued pursuant to a certain Note Purchase Agreement and any guaranties thereof to which the US Borrower is a party dated as of March 31, 2003 and (B) the private placement of Indebtedness and any guaranties thereof having scheduled maturity greater than five years of any Foreign Subsidiary that is a Restricted Subsidiary permitted under the Credit Agreement, and, in the case of (ii)(A) and (B) above, any replacements or refinancings thereof, including any increases thereof up to the $35,000,000 limit and (iii) $50,000,000.

            (d) Except as specifically set forth in clause (b)(v), all actions taken by the Guarantor in reliance upon a basket set forth in any section of
Article VII of the Credit Agreement shall reduce dollar-for-dollar the amount of such basket remaining available to the US Borrower and its Restricted Subsidiaries for purposes of such Section, as if the US Borrower had taken such action; and all actions taken by the US Borrower or a Restricted Subsidiary in reliance upon a basket set forth in any section of Article VII of the Credit Agreement shall reduce dollar-for-dollar the amount of such basket remaining available to the Guarantor for purposes of such Section as incorporated herein. The Guarantor shall not permit the US Borrower or any of the US Borrower's Restricted Subsidiaries to take any action in reliance upon a basket set forth in any section of Article VII of the Credit Agreement to the extent that, after giving effect to such utilization of such basket by the US Borrower or such Restricted Subsidiaries, as the case may be, the aggregate utilization of such basket at such time by the Guarantor, the US Borrower and the US Borrower's Restricted Subsidiaries would exceed the amount of such basket stated in the Credit Agreement.

            (e) Notwithstanding anything herein or in the Credit Agreement to the contrary, the Guarantor shall not create, incur or assume any Lien upon stock of the US Borrower owned by it other than Liens of the type described in Sections 7.01(a), (c) or (h) of the Credit Agreement.

      4.    MISCELLANEOUS.

            (a) Subject to the provisions of Section 1(j), this Guaranty shall continue in effect (i) as to the Administrative Agent and the Lenders, until the Credit Agreement and all other commitments of the Lenders to make Credit Extensions which could give rise to Guaranteed Debt described in Section 1(a)(i) have terminated and such Guaranteed Debt and all other amounts payable hereunder have been paid in full and (ii) as to any other Guaranteed Creditors, until all Related Credit Arrangements which could give rise to Guaranteed Debt have been fully or finally satisfied or other arrangements satisfactory to the respective parties to each such Related Credit Arrangement have been made in lieu of the continuation of this Guaranty.

            (b) The Guarantor confirms and ratifies Section 10.08 of the Credit Agreement and agrees that the Lenders shall have, relative to the Guarantor, the set-off rights provided therein. In addition to any rights and remedies of the Administrative Agent and the Lenders provided by law, upon the occurrence and during the continuance of any Event of Default, the Administrative Agent and each Lender is authorized at any time and from time to time, without prior notice to the Guarantor, any such notice being waived by the Guarantor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final (but not trust accounts)) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Guarantor against any and all Guaranteed Debt then due and owing to such Lender, now or hereafter existing, irrespective of whether or not the Administrative Agent or such Lender shall have made demand under this Guaranty or any other Loan Document. Each Lender agrees promptly to notify the Guarantor and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

            (c) The Guarantor agrees to pay all reasonable costs, fees and out-of-pocket expenses (including reasonable attorney costs of the Administrative Agent, any Lender or any other Guaranteed Creditor) incurred by the Administrative Agent, any Lender or any Guaranteed Creditor in collecting or enforcing the obligations of the Guarantor under this Guaranty.

            (d) This Guaranty shall bind the Guarantor and its successors and assigns and shall inure to the benefit of the Guaranteed Creditors and their successors and assigns permitted pursuant to Section 10.06 of the Credit Agreement. All references herein to the Borrowers, or either of them as applicable, shall be deemed to include its successors and assigns including, without limitation, a receiver, trustee or debtor in possession of or for the Borrowers, or either of them as applicable.

            (e) THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT EACH Guaranteed CreditoR AND THE GUARANTOR SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

            (f) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING 1N SUCH JURISDICTION IN RESPECT OF THIS GUARANTY. THE GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

            (g) THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE GUARANTOR, THE ADMINISTRATIVE AGENT OR THE LENDERS OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

            (h) Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

            (i) Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered to any party hereto under this Guaranty shall be given in the manner and with the effect set forth in
Section 10.02(a) of the Credit Agreement. The notice address for the Guarantor shall be its address indicated on Exhibit A hereto, or to such other address as the Guarantor designates from time to time to the Administrative Agent in writing.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the Guarantor has entered into this Guaranty as of the day and year first written above.

                                        LIBBEY INC.

                                        By: /s/ Kenneth A. Boerger
                                           -------------------------------------
                                           Name:   Kenneth A. Boerger
                                           Title:  Vice President

                                   Libbey Inc.
                      Signature Page to Guaranty Agreement

                         EXHIBIT A TO GUARANTY AGREEMENT

Libbey Inc.
300 Madison Avenue
Toledo, Ohio 43604
Attention: Ken Boerger

                         EXHIBIT B TO GUARANTY AGREEMENT

                               CERTAIN DEFINITIONS

      As used in the foregoing Guaranty, the following terms shall have the meanings set forth opposite each such term (capitalized terms used but not defined in this Exhibit B shall have the respective meanings therefor provided in the Credit Agreement):

"Guaranteed Creditors" means and includes (a) the Administrative Agent and the Lenders and (b) each Related Creditor.

"Related Credit Arrangements" means, collectively, all Related Swap Contracts.

"Related Creditor" means any Lender or Affiliate of any Lender which, in any case, is or becomes a party to any Related Credit Arrangement (even if such Lender ceases to be a Lender under the Credit Agreement for any reason after the date of such Related Credit Arrangement) and, in each case of the foregoing, their subsequent permitted assigns, but excluding in all cases Holdings and any of its Subsidiaries.

"Related Swap Contracts" means all Swap Contracts which are entered into or maintained by the US Borrower or any Guarantor with any Related Creditor and which are not prohibited by the terms of the Loan Documents.